UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 2, 2017

Date of Report (Date of Earliest Event Reported)

WORLD MONITOR TRUST III – SERIES J

(Exact name of Registrant as Specified in its Charter)

Delaware	333-119612	20-2446281
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation or Organization)

680 Fifth Avenue, Suite 1901 – New York, NY 10019

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 596-3480

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 6, 2017 World Monitor Trust III Series J (the “Registrant”) distributed a notice to its investors in order to explain certain changes to the trading advisors lineup of the managing owner of the Registrant. A copy of the notice is attached as Exhibit 99.1 to this report and is incorporate herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

99.1	Notice to Members dated February 6, 2017 and Information Memorandum

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities indicated on February 6, 2017.

WORLD MONITOR TRUST III – SERIES J

By: Kenmar Preferred Investments, LLC

its Managing Owner

Date: February 6, 2017

By: /s/ James Parrish

Name: James Parrish

Title: President